#

Anglo Alaska Gold Corp.

P.O. Box 80268

Fairbanks, Alaska 99708

Phone: 907-457-5159

Fax: 907-455-8069

VIA EMAIL

July 9, 2002

Mr. Colin Bird, President

International Freegold Mineral Development Inc.

2303 West 41st Ave.

Vancouver, B.C. V6M 2A3

QUIT CLAIM DEED AGREEMENT EXCLUSIVE AND BINDING ON BOTH PARTIES

ROB PROPERTY, ALASKA

Dear Mr. Bird,

As per our previous conversation, I am forwarding this Quit Claim Deed (the “Agreement” for your approval. This Agreement is designed to enumerate the terms and conditions of a transfer of rights via Quit Claim deed from Anglo Alaska Gold Corporation, an Alaska corporation with address at P.O. Box 80268, Fairbanks, Alaska 99708 (hereinafter Anglo Alaska) to Freegold Recovery Inc. USA, a Nevada corporation with Authorization to conduct business in Alaska (hereinafter Freegold USA) and its parent corporation International Freegold Mineral Development Inc., a British Columbia corporation with address at 2303 West 41st Ave., Vancouver, B.C. V6M 2A3 (hereinafter Freegold Intl.).  Freegold USA and Freegold Intl. will be referred to collectively as “Freegold”.

The terms of this Agreement are as follows

1.

Anglo Alaska has executed a Letter Agreement Exclusive and Binding on Both Parties (the “Letter Agreement”) with Ronald O. Bailey, with address at P.O. Box 3558, Arnold, CA 95223 (hereinafter Owner) on certain mining claims known here as the Rob property located in the Goodpaster Mining District, Fairbanks Recording District, State of Alaska. A legal description of the Rob Property is attached hereto as Exhibit A and by this reference made a part hereof.   The Letter Agreement is attached hereto as Exhibit B and by this reference made a part hereof.

2.

Freegold wishes to conduct mineral exploration, development and/or production on the Rob property.

3.

The parties hereto agree that the terms of this Agreement shall survive any transfer of Freegold’s rights hereunder to any other party.’

4.

Anglo Alaska warrants that, to the best of its knowledge, the Rob property is in good standing and is free of legal, financial and environmental encumbrances.

5.

Freegold agrees that upon execution of this Agreement, Freegold shall assume all of the rights, duties and responsibilities that Avalon now possesses under the Letter Agreement.

6.

In consideration for the rights, duties and responsibilities in the Rob property that Anglo Alaska is transferring to Freegold, Freegold agrees to make cash payments to Anglo Alaska according to the following schedule:

A.

US$7,000 upon execution of this Agreement

B.

US$7,000 on the earlier of September 1, 2002 or upon receiving approval if approval of this Agreement by Canadian regulatory authorities having jurisdiction over Intl. Freegold is not received before September 1, 2002.

C.

July 1, 2003 = US$2,500

D.

July 1, 2004 = US$2,500

E.

July 1, 2005 = US$2,500

F.

July 1, 2006 = US$2,500

G.

July 1, 2007 = US$2,500

H.

July 1, 2008 = US$2,500

7.

As additional consideration for the rights, duties and responsibilities in the Rob property that Anglo Alaska is transferring to Freegold, Freegold Intl. agrees to issue shares of its common stock to Anglo Alaska according to the following schedule:

A.

500,000 shares upon approval of this Agreement by Canadian regulatory authorities having jurisdiction over Intl. Freegold.

B.

500,000 shares on or before July 1, 2003

C.

500,000 shares at such time as Freegold or other parties working through or with Freegold have expended an aggregate of US$1,000,000 on the Rob property.  Cash payments and cash-equivalent value of stock issued under this Agreement shall be considered a valid expense under this Agreement.

8.

Anglo Alaska acknowledges that Freegold Intl. intends in the near future to consolidate its currently outstanding common stock on a 4 old shares for 1 new share basis.  It is the understanding and intent of both parties that the common share issuances contemplated in Section 7 of this Agreement are intended to be post-consolidation shares in the publicly traded successor corporation to Freegold Intl.

9.

Upon approval of this Agreement, Freegold agrees to be bound to maintain this Agreement through at least September 30, 2003.

10.

Anglo Alaska retains for itself a one percent (1%) net smelter return (NSR) production royalty from production derived from the Property.

11.

Freegold shall have the right but not the obligation to purchase the above net smelter returns royalty for US$1,000,000.

12.

Freegold shall have the right to transfer its rights and obligations in the Rob property to any financially capable third party or parties. Notice of such transfer shall be promptly given to the Anglo Alaska.

13.

Anglo Alaska shall retain the right to sell, transfer or otherwise dispose of all or any portion of its interest in this Agreement and/or the Rob property subject to a first right of refusal granted to Freegold.

14.

In the event Freegold does not timely make the scheduled cash payments and stock issuances set out in this Agreement, Anglo Alaska shall give to Freegold written notice specifying in detail the particular default or defaults asserted and Freegold shall have ten (10) days after the receipt of said notice to cure such default. In the event of such a cure by Freegold, this Agreement shall continue in full force and effect as though no default had occurred.  In the event such curative action is not so completed or diligent efforts to cure such defaults are not undertaken within the above described cure period, Anglo Alaska may elect, at any date thereafter, to terminate this Agreement by giving notice to Freegold of such termination. If such termination notice is issued, Anglo Alaska may keep all cash payments and all stock issuances previously made to Anglo Alaska hereunder, and Freegold shall have no further obligations hereunder or liability to Anglo Alaska by way of damages of any kind or otherwise, except with respect to: (a) cash payments or stock issuances to Anglo Alaska pursuant to this Agreement which accrued prior to termination; and (b) the obligation to return the Property to Anglo Alaska free and clear of liens or encumbrances of any kind.

15.

The parties hereto agree to execute a recordable document evidencing the non-monetary terms of this Agreement and to record such document in the Fairbanks Recording District, Fourth Judicial District, State of Alaska at Fairbanks, Alaska.

16.

If Freegold and its transfers or assigns legally terminate all of its interests in this Agreement at any time after September 30, 2003, or if Anglo Alaska terminates this Agreement by virtue of the terms of section 14 of this Agreement, Anglo Alaska or its assigns shall promptly execute a quit claim deed forever transferring 100% interest in the Rob property in favor of Anglo Alaska and shall transfer to Anglo Alaska all geological information, including maps, geochemistry, geophysics, and other pertinent data, generated on the Rob property prior to the termination date.

If the above terms are acceptable to you please signify so by signing in the space provided below.

Sincerely,

ANGLO ALASKA GOLD CORP.

“Curtis J. Freeman”

Curtis J. Freeman

President

I hereby agree to the terms of this Agreement.

“Colin Bird”

_______________________________

By Colin Bird

As President on behalf of

International Freegold Mineral Development Inc.

I hereby agree to the terms of this Agreement.

“Harry G. Barr”

_______________________________

By Harry G. Barr

As President on behalf of

Freegold Recovery Inc. USA

EXHIBIT A

ROB claims property list.  All claims located in the Fairbanks Recording District, Fairbanks Meridian, in T6S R17E SEC. 36, T6S R18E SEC. 19-21, 28-29, 31-33 and T7S R18E SEC. 5-6

		Date of	Date of	District	Serial
Claim	Name	Location	Recording	Book/Page	Number
ROB	1	7/20/1990	8/1/1990	672/640-641	540699
ROB	2	7/20/1990	8/1/1990	672/642	540700
ROB	3	7/20/1990	8/1/1990	672/643	540701
ROB	4	7/20/1990	8/1/1990	672/644	540702
ROB	5	7/20/1990	8/1/1990	672/645	540703
ROB	6	7/20/1990	8/1/1990	672/646	540704
ROB	7	7/20/1990	8/1/1990	672/647	540705
ROB	8	7/20/1990	8/1/1990	672/648	540706
ROB	9	7/20/1990	8/1/1990	672/649	540707
ROB	10	7/20/1990	8/1/1990	672/650	540708
ROB	11	7/20/1990	8/1/1990	672/651	540709
ROB	12	7/20/1990	8/1/1990	672/652	540710
ROB	13	7/20/1990	8/1/1990	672/653	540711
ROB	14	7/20/1990	8/1/1990	672/654	540712
ROB	15	7/20/1990	8/1/1990	672/655	540713
ROB	16	7/20/1990	8/1/1990	672/656	540714
ROB	17	8/26/1993	8/31/1993	810/996-997	544324
ROB	18	8/26/1993	8/31/1993	810/998	544325
ROB	19	8/26/1993	8/31/1993	810/999	544326
ROB	20	8/26/1993	8/31/1993	811/001	544327
ROB	21	8/26/1993	8/31/1993	811/002	544328
ROB	22	8/26/1993	8/31/1993	811/003	544329
ROB	23	8/26/1993	8/31/1993	811/004	544330
ROB	24	8/26/1993	8/31/1993	811/005	544331
ROB	25	8/27/1993	8/31/1993	811/006	544332
ROB	26	8/27/1993	8/31/1993	811/007	544333
ROB	27	8/27/1993	8/31/1993	811/008	544334
ROB	28	8/27/1993	8/31/1993	811/009	544335
ROB	29	8/27/1993	8/31/1993	811/010	544336
ROB	30	8/27/1993	8/31/1993	811/011	544337
ROB	31	8/27/1993	8/31/1993	811/012	544338
ROB	32	8/27/1993	8/31/1993	811/013	544339
ROB	33	8/30/1994	11/28/1994	883/133-134	545308
		Date of	Date of	District	Serial
Claim	Name	Location	Recording	Book/Page	Number
ROB	34	8/30/1994	11/28/1994	883/135	545309
ROB	35	8/30/1994	11/28/1994	883/136	545310
ROB	36	8/30/1994	11/28/1994	883/137	545311
ROB	37	8/30/1994	11/28/1994	883/138	545312
ROB	38	8/31/1994	11/28/1994	883/139	545313
ROB	39	8/30/1994	11/28/1994	883/140	545314
ROB	40	8/28/1994	11/28/1994	883/141	545315
ROB	41	8/29/1994	11/28/1994	883/142	545316
ROB	42	8/29/1994	11/28/1994	883/143	545317
ROB	43	8/29/1994	11/28/1994	883/144	545318
ROB	44	8/29/1994	11/28/1994	883/145	545319
ROB	45	8/29/1994	11/28/1994	883/146	545320
ROB	46	8/29/1994	11/28/1994	883/147	545321
ROB	47	8/29/1994	11/28/1994	883/148	545322
ROB	48	8/29/1994	11/28/1994	883/149	545323
ROB	49	8/29/1994	11/28/1994	883/150	545324
ROB	50	8/30/1994	11/28/1994	883/151	545325
ROB	51	8/30/1994	11/28/1994	883/152	545326
ROB	52	8/30/1994	11/28/1994	883/153	545327
ROB	53	8/30/1994	11/28/1994	883/154	545328
ROB	54	8/30/1994	11/28/1994	883/155	545329
ROB	55	8/30/1994	11/28/1994	883/156	545330
ROB	56	8/30/1994	11/28/1994	883/157	545331
ROB	57	8/29/1994	11/28/1994	883/158	545332
ROB	58	8/29/1994	11/28/1994	883/159	545333
ROB	59	8/29/1994	11/28/1994	883/160	545334
ROB	60	8/29/1994	11/28/1994	883/161	545335
ROB	61	8/29/1994	11/28/1994	883/162	545336
ROB	62	8/29/1994	11/28/1994	883/163	545337
ROB	63	8/29/1994	11/28/1994	883/164	545338
ROB	64	8/29/1994	11/28/1994	883/165	545339
ROB	65	9/1/1994	11/28/1994	883/166	545266
ROB	66	9/1/1994	11/28/1994	883/167	545267
ROB	67	9/1/1994	11/28/1994	883/168	545268
ROB	68	9/1/1994	11/28/1994	883/169	545269
ROB	69	9/1/1994	11/28/1994	883/170	545270
ROB	70	9/1/1994	11/28/1994	883/171	545271
		Date of	Date of	District	Serial
Claim	Name	Location	Recording	Book/Page	Number
ROB	71	9/1/1994	11/28/1994	883/172	545272
ROB	72	9/1/1994	11/28/1994	883/173	545273
ROB	73	9/2/1994	11/28/1994	883/174	545274
ROB	74	9/2/1994	11/28/1994	883/175	545275
ROB	75	9/2/1994	11/28/1994	883/176	545276
ROB	76	9/2/1994	11/28/1994	883/177	545277
ROB	77	9/2/1994	11/28/1994	883/178	545278
ROB	78	9/2/1994	11/28/1994	883/179	545279
ROB	79	9/2/1994	11/28/1994	883/180	545280
ROB	80	9/2/1994	11/28/1994	883/181	545281
ROB	81	9/2/1994	11/28/1994	883/182	545282
ROB	82	9/2/1994	11/28/1994	883/183	545283
ROB	83	9/2/1994	11/28/1994	883/184	545284
ROB	84	9/2/1994	11/28/1994	883/185	545285
ROB	85	9/2/1994	11/28/1994	883/186	545286
ROB	86	9/3/1994	11/28/1994	883/187	545287
ROB	87	9/3/1994	11/28/1994	883/188	545288
ROB	88	9/3/1994	11/28/1994	883/189	545289
ROB	89	9/3/1994	11/28/1994	883/190	545290
ROB	90	9/3/1994	11/28/1994	883/191	545291
ROB	91	9/3/1994	11/28/1994	883/192	545292
ROB	92	9/3/1994	11/28/1994	883/193	545293
ROB	93	9/3/1994	11/28/1994	883/194	545294
ROB	94	9/3/1994	11/28/1994	883/195	545295
ROB	95	9/3/1994	11/28/1994	883/196	545296
ROB	96	9/3/1994	11/28/1994	883/197	545297
ROB	97	9/3/1994	11/28/1994	883/198	545298
ROB	98	9/3/1994	11/28/1994	883/199	545299
ROB	99	9/3/1994	11/28/1994	883/200	545300
ROB	100	9/3/1994	11/28/1994	883/201	545301
ROB	101	9/3/1994	11/28/1994	883/202	545302
ROB	102	9/3/1994	11/28/1994	883/203	545303
ROB	103	9/3/1994	11/28/1994	883/204	545304
ROB	104	9/3/1994	11/28/1994	883/205	545305
ROB	105	9/3/1994	11/28/1994	883/206	545306
ROB	106	9/3/1994	11/28/1994	883/207	545307

#